August 31, 2004

Gables Realty Limited Partnership
Gables-Tennessee Properties, L.L.C.
2859 Paces Ferry Road
Suite 1450
Atlanta, Georgia  30339

Attention:  Marvin R. Banks, Jr.

Re:      Fifth Amended and Restated Credit Agreement dated as of February 20, 2003 among Gables Realty Limited Partnership and Gables-Tennessee Properties, L.L.C. (collectively, "Borrower"), Wachovia Bank, National Association, as Administrative Agent ("Agent"), and the other parties thereto, as amended by the First Amendment to Fifth Amended and Restated Credit Agreement dated December 12, 2003 (collectively, the "Credit Agreement")

Gentlemen:

Terms used herein but not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

Borrower has requested that Agent and the Lenders consent to waive certain of the covenants set forth in the Credit Agreement.

Subject to the execution and delivery of this letter by Borrower and the Guarantors and in reliance upon the representations of Borrower and Guarantors made herein, the Requisite Lenders have approved the execution of this letter by Agent on behalf of the Requisite Lenders.  By execution hereof, Agent, on behalf of the Requisite Lenders, Borrower and Guarantors hereby agree to waive the following covenants of the Credit Agreement to read as follows:

(1)               By deleting Section 9.1(a) of the Credit Agreement in its entirety, and inserting in lieu thereof the following:

                    "(a)      Leverage Ratio.  The ratio of (i) Total Indebtedness to (ii) Gross Asset Value to exceed 0.60 to 1.00 at any time.";

(2)               By deleting Section 9.1(e) of the Credit Agreement in its entirety, and inserting in lieu thereof the following:

                    "(e)      Unencumbered Leverage Ratio.  The ratio of (i) Unencumbered Asset Value to (ii) Unsecured Indebtedness, to be less than 1.67 to 1.0 at any time."; and

(3)               By deleting Section 9.6(a)(i) of the Credit Agreement in its entirety, and inserting in lieu thereof the following:

                    "(i)       the sum of (A) one hundred percent (100%) of Consolidated Income Available for Distribution of the Parent for such period plus (B) for the period from and after July 1, 2004 through the Termination Date, the aggregate sum of $5,000,000.00,".

The Borrower hereby restates and renews each and every representation and warranty heretofore made by them in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof (except to the extent such representations and warranties expressly relate to an earlier date) and with specific reference to this letter agreement.  Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers and Guarantors.  After giving effect to the terms hereof, the Borrowers hereby restate, ratify and reaffirm each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

To induce the Agent and the Lenders to approve and enter into this letter agreement and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans, other obligations of the Borrower owed to the Lenders under the Credit Agreement, or the obligations of the Lenders or Agent to the Borrower under the Credit Agreement.

This agreement shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

IN WITNESS WHEREOF, the Borrower, the Agent, and the Lenders have caused this agreement to be duly executed, under seal, by their duly authorized officers as of the day and year first above written.

BORROWERS:

GABLES REALTY LIMITED PARTNERSHIP, a Delaware limited partnership

By:        Gables GP, Inc., a Texas corporation, its sole general partner

By:    /s/ Marvin R. Banks, Jr.
Name:  Marvin R. Banks, Jr.
Title:  Senior Vice President

[CORPORATE SEAL]

GABLES-TENNESSEE PROPERTIES, L.L.C., a Tennessee limited liability company

By:       Gables Realty Limited Partnership, a Delaware limited partnership, its authorized member

By:       Gables GP, Inc., a Texas corporation, its sole general partner

By:    /s/ Marvin R. Banks, Jr.
Name: Marvin R. Banks, Jr.
Title: Senior Vice President

[CORPORATE SEAL]

[Signatures Continued on Next Page]

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent, on behalf of the Required Lenders

By:              /s/ Cathy A. Casey
Name:        Cathy A. Casey
Title:            Director

CONSENT AND REAFFIRMATION OF GUARANTORS

Each of the undersigned (i) acknowledges receipt of the foregoing letter agreement (the "Letter Agreement"), (ii) consents to the execution and delivery of the Letter Agreement by the parties thereto and (iii) reaffirms all of its obligations and covenants under the Guaranty Agreement dated as of February 20, 2003 executed or joined into by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Letter Agreement.  This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

GABLES GP, INC.,
a Texas corporation

By:        /s/ Marvin R. Banks, Jr.
Marvin R. Banks, Jr., Senior Vice President

(CORPORATE SEAL)

GABLES RESIDENTIAL TRUST,
a Maryland business trust

By:       /s/ Marvin R. Banks, Jr.
Marvin R. Banks, Jr., Senior Vice President

(SEAL)

SQ 157-AB LIMITED PARTNERSHIP, a District of Columbia limited partnership

By:    Gables Ambassador House LLC, a District of Columbia limited liability company, its General Partner

By:    Gables GP, Inc., a Texas corporation, its Managing Member

By:        /s/ Marvin R. Banks, Jr.
      Marvin R. Banks, Jr., Secretary

(CORPORATE SEAL)

PIN OAK GREEN,
PIN OAK PARK APARTMENTS, each a Texas general partnership

By:    Gables Realty Limited Partnership, a Delaware limited partnership, their partner

By:    Gables GP, Inc., a Texas corporation, its sole general partner

By:   /s/ Marvin R. Banks, Jr.
       Marvin R. Banks, Jr.
       Senior Vice President

(CORPORATE SEAL)

By:      Gables Realty GP, LLC, a Texas limited
           liability company, their partner

By:    Gables Realty Limited Partnership,
a Delaware limited partnership,
its sole member

By:    Gables GP, Inc., a Texas corporation, its sole general partner

By:    /s/ Marvin R. Banks, Jr.
      Marvin R. Banks, Jr.,
      Senior Vice President

                                                                                                                                            (CORPORATE SEAL)

METROPOLITAN APARTMENTS VENTURE,
a Texas joint venture

By:    Gables Realty GP, LLC, a Texas limited liability company, its partner

By:    Gables Realty Limited Partnership,
a Delaware limited partnership,
its sole member

By:    Gables GP, Inc., a Texas corporation, its sole General Partner

By:     /s/ Marvin R. Banks, Jr.
      Marvin R. Banks, Jr.
      Senior Vice President

(CORPORATE SEAL)

By:       Gables Realty Limited Partnership, a Delaware limited partnership, its partner

By:    Gables GP, Inc., a Texas corporation, its sole General Partner

By:        /s/ Marvin R. Banks, Jr.
       Marvin R. Banks, Jr.
       Senior Vice President

(CORPORATE SEAL)

GRT VILLAS LIMITED PARTNERSHIP,
a Texas limited partnership

By:    Gables Realty GP, LLC,
a Texas limited liability company,
its General Partner

By:    Gables Realty Limited Partnership, a Delaware limited partnership, its sole member

By:    Gables GP, Inc., a Texas corporation, its sole General Partner

By:    /s/ Marvin R. Banks, Jr.
       Marvin R. Banks, Jr.
       Senior Vice President

(CORPORATE SEAL)

GABLES JUPITER LLC,
SAN MICHELE II LLC,
each a Delaware limited liability company

By:    Gables Realty Limited Partnership,
a Delaware limited partnership,
their sole member

By:    Gables GP, Inc., a Texas corporation,
its sole General Partner

By:       /s/ Marvin R. Banks, Jr.
      Marvin R. Banks, Jr.
      Senior Vice President

(CORPORATE SEAL)

IPX NORTHSIDE, LLC,
a Georgia limited liability company

By:    Gables Realty Limited Partnership,
a Delaware limited partnership,
its manager and sole member

By:    Gables GP, Inc., a Texas corporation,
its sole General Partner

By:        /s/ Marvin R. Banks, Jr.
Marvin R. Banks, Jr.
Senior Vice President

(CORPORATE SEAL)

STATE THOMAS LP,
a Delaware limited partnership

By:    State Thomas GP LLC,
a Delaware limited liability company,
its General Partner

By:    Gables Realty Limited Partnership,
a Delaware limited partnership,
its member

By:    Gables GP, Inc.,
a Texas corporation,
its sole General Partner

By:     /s/ Marvin R. Banks, Jr.
       Marvin R. Banks, Jr.
       Senior Vice President

(CORPORATE SEAL)

By:       Gables Realty Limited Partnership, a Delaware limited partnership, its Limited Partner

By:    Gables GP, Inc., a Texas corporation, its sole General Partner

By:     /s/ Marvin R. Banks, Jr.
       Marvin R. Banks, Jr.
       Senior Vice President

(CORPORATE SEAL)

TCRDAD VININGS AT BOYNTON BEACH II LIMITED PARTNERSHIP,
SAN REMO LIMITED PARTNERSHIP, MIZNER I LIMITED PARTNERSHIP, BOYNTON BEACH I LIMITED PARTNERSHIP, each a Florida limited partnership

By:       Gables GP, Inc., a Texas corporation,
their sole General Partner

By:      /s/ Marvin R. Banks, Jr.
      Marvin R. Banks, Jr., Secretary

(CORPORATE SEAL)

SAN MICHELE JOINT VENTURE, a Florida general partnership

By:    Gables Realty Limited Partnership,
a Delaware limited partnership, its partner

By:    Gables GP, Inc., a Texas corporation,
its sole General Partner

By:        /s/ Marvin R. Banks, Jr.
       Marvin R. Banks, Jr.
       Secretary and Senior Vice President

(CORPORATE SEAL)

NORTHLAKE BOULEVARD, LLC, a Delaware limited liability company

By:    Gables Realty Limited Partnership, a Delaware limited partnership, its sole member and manager

By:    Gables GP, Inc., a Texas corporation, its sole General Partner

By:   /s/ Marvin R. Banks, Jr.
       Marvin R. Banks, Jr.
       Senior Vice President

(CORPORATE SEAL)

GABLES CHAMPIONS LIMITED PARTNERSHIP, a Texas limited partnership

By:       Gables GP, Inc., a Texas corporation,
its sole general partner

By:       /s/ Marvin R. Banks, Jr.
      Marvin R. Banks, Jr.
      Senior Vice President

                                                                                            (CORPORATE SEAL)

HENRY ADAMS HOUSE APARTMENTS LLC, a Delaware limited liability company

By:       Gables Ambassador House LLC, a District of Columbia limited liability company, its managing member

By:       Gables GP, Inc., a Texas corporation, its sole general partner

By:      /s/ Marvin R. Banks, Jr.
      Marvin R. Banks, Jr.
      Senior Vice President

(CORPORATE SEAL)

GABLES ROTHBURY LLC, a Maryland limited liability company

By:       Gables Realty Limited Partnership, a Delaware limited partnership, its managing member

By:       Gables GP, Inc., a Texas corporation, its general partner

By:   /s/ Marvin R. Banks, Jr.
      Marvin R. Banks, Jr.
      Senior Vice President

                                            (CORPORATE SEAL)

CANDLEWOOD-INDIAN CREEK LIMITED PARTNERSHIP, a Georgia limited partnership

By:       Candlewood Gen Par, a Georgia corporation, its general partner

By:     /s/ Marvin R. Banks, Jr.
      Marvin R. Banks, Jr.
      Senior Vice President

                                         (CORPORATE SEAL)